UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07694

Morgan Stanley Emerging Markets Debt Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1585 Broadway, New York, New York 10036

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

June 30, 2026

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Morgan Stanley Investment Management Inc.
Adviser
Morgan Stanley Emerging Markets
Debt Fund, Inc.
NYSE: MSD
Semi-Annual Report
June 30, 2026

Not FDIC Insured | May Lose Value | No Bank Guarantee

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Performance Summary

Average Annual Total Returns as of June 30, 2026

	6 Month*	One Year	Five Years	Ten Years
Net Asset Value ("NAV")	5.03%	15.19%	4.37%	4.53%
Market price	2.70%	2.49%	4.52%	5.26%
J.P. Morgan EMBI Global Diversified Index(1)	3.32%	11.78%	2.58%	3.72%
Emerging Markets Debt Blended Index(2)	3.32%	11.78%	2.58%	3.48%
* Cumulative return
Performance data quoted in the table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund’s dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund’s total returns are based upon the market value and net asset value on the last business day of the period.

Distributions
Total Distributions per share for the period	$0.29
Distribution Rate at NAV(3)	7.54%
Distribution Rate at Market Price(3)	8.22%
% Premium/(Discount) to NAV(4)	(9.05)%

(1)
The J.P. Morgan Emerging Markets Bond Global Diversified (EMBI Global Diversified) Index tracks total returns for U.S. dollar-
denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries but limits the weights of countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The performance of the Index is calculated in
U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

(2)
The Emerging Markets Debt Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (benchmark that tracks total returns for U.S. dollar denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) from the Fund's inception to
December 31, 2019 and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Performance Summary

(3)
The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital.
The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The
Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential.
Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(4)	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments
(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Fixed Income Securities (96.4%)
Albania (0.4%)
Sovereign (0.4%)
Albania Government International Bond,
4.75%, 2/14/35	EUR	500	$579
Angola (2.2%)
Corporate Bonds (1.1%)
Azule Energy Finance PLC,
8.13%, 1/23/30 (a)		$1,133	1,140
8.63%, 1/22/33 (a)		200	200
Sonangol Finance Ltd., 10.00%, 1/29/31		452	456
			1,796
Sovereign (1.1%)
Angolan Government International Bond,
8.75%, 4/14/32		200	202
9.13%, 11/26/49		244	229
9.24%, 1/15/31		400	415
9.38%, 3/31/33		880	901
			1,747
			3,543
Argentina (8.5%)
Corporate Bonds (1.5%)
Banco Macro SA, 8.00%, 6/23/29 (a)		384	396
Empresa Distribuidora de Electricidad de Mendoza SA, 9.75%, 6/11/33 (a)		815	790
Generacion Mediterranea SA/Central Termica Roca SA,
4.00%, 6/30/36 (a)(b)		67	24
7.50%, 12/31/34 (a)(c)(d)		483	399
IRSA Inversiones y Representaciones SA, 8.00%, 3/31/35 (a)		270	281
Vista Energy Argentina SAU, 8.50%, 6/10/33 (a)		263	281
YPF SA, 8.25%, 1/17/34 (a)		178	186
			2,357
	Face Amount (000)		Value (000)
Senior Loan Interests (0.6%)
Provincia De Neuquen, Tranche A Term Loan, 1 Month SOFR + 7.30%, 11.07%, 5/28/27 (e)		$76	$77
Provincia De Neuquen, Tranche B Term Loan, 1 Month SOFR + 7.30%, 11.07%, 5/28/27 (e)		97	97
VMOS SA, 1st Lien Term Loan, 6 Month SOFR + 5.50%, 9.19%, 7/8/30 (e)		825	843
			1,017
Sovereign (6.4%)
Argentina Bonar Bond,
0.75%, 7/9/30 (f)		5,488	3,433
1.00%, 7/9/29		25	16
Argentine Republic Government International Bond,
0.00%, 12/15/35 (e)	EUR	2,161	307
0.75%, 7/9/30 (f)		$576	511
1.00%, 7/9/29		140	128
3.50%, 7/9/41 (f)		1,279	959
4.13%, 7/9/35 (f)		2,161	1,732
5.00%, 1/9/38 (f)		555	464
Province of Santa Fe, 8.10%, 12/11/34		656	659
Provincia de Cordoba,
9.75%, 7/2/32 (a)		927	993
Provincia del Chubut Argentina, 9.45%, 4/29/36 (a)		1,030	1,092
			10,294
			13,668
Armenia (0.3%)
Corporate Bond (0.2%)
Ardshinbank CJSC Via Dilijan Finance BV,
6.60%, 1/22/31		276	276
Sovereign (0.1%)
Republic of Armenia International Bond,
6.75%, 3/12/35		200	210
			486
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
	Face Amount (000)		Value (000)
Azerbaijan (0.2%)
Sovereign (0.2%)
Republic of Azerbaijan International Bond,
3.50%, 9/1/32		$340	$317
Bahamas (0.8%)
Senior Loan Interests (0.8%)
Commonwealth of Bahamas,
2024 EUR Term Loan, 6 Month EURIBOR + 6.85%, 9.45%, 11/24/28 (e)	EUR	1,125	1,315
Barbados (0.6%)
Sovereign (0.6%)
Barbados Government International Bond,
8.00%, 6/26/35		$821	883
Benin (0.3%)
Sovereign (0.3%)
Benin Government International Bond,
7.96%, 2/13/38		200	213
8.38%, 1/23/41		200	216
			429
Bosnia and Herzegovina (1.7%)
Sovereign (1.7%)
Federation of Bosnia & Herzegovina Eurobond, 5.00%, 6/4/31	EUR	1,550	1,763
Republic of Srpska International Government Bond,
6.25%, 4/2/31		280	324
6.38%, 5/8/33		620	711
			2,798
Brazil (5.6%)
Corporate Bonds (5.6%)
Braskem Netherlands Finance BV,
4.50%, 1/31/30		$1,155	665
8.00%, 10/15/34		200	120
12.00%, 1/23/81		318	117
Constellation Oil Services Holding SA, 9.38%, 11/7/29 (a)		415	437
CSN Inova Ventures, 6.75%, 1/28/28		400	333
CSN Resources SA, 5.88%, 4/8/32		200	123
Face Amount (000)		Value (000)

FORESEA Holding SA, 7.50%, 6/15/30	$206	$203
FS Luxembourg SARL, 8.13%, 2/11/36 (a)	704	639
Gol Finance, Inc., 14.38%, 6/6/30 (a)	366	360
InterCement Financial Operations BV, 6.50%, 6/15/31 (b)	91	84
J&F Luxembourg Finance SARL, 8.50%, 12/1/32 (a)	585	584
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31	507	477
Movida Europe SA, 9.70%, 10/11/33 (a)	670	642
Oceanica Lux, 11.25%, 5/8/31 (a)	810	817
OHI Group SA, 13.00%, 7/22/29 (a)	1,064	1,103
OI SA, 7.50% Cash, 6.00% PIK, 13.50%, 6/30/27 (a)(c)(d)	497	242
Raizen Fuels Finance SA,
5.70%, 1/17/35 (c)(d)	529	293
6.25%, 7/8/32 (a)(c)(d)	200	110
6.70%, 2/25/37 (c)(d)	526	291
Samarco Mineracao SA, 0.00% Cash, 9.00% PIK, 9.00%, 6/30/31 (b)(c)(d)	1,200	1,207
Unigel Luxembourg SA, 13.50% Cash, 15.00% PIK, 28.50%, 12/31/27 (b)(c)(d)	34	2
Yinson Boronia Production BV, 8.95%, 7/31/42 (a)	195	215
		9,064
Bulgaria (0.2%)
Sovereign (0.2%)
Bulgaria Government International Bond,
5.00%, 3/5/37	280	274
Chile (2.1%)
Sovereign (2.1%)
Chile Government International Bond,
2.55%, 7/27/33	2,000	1,720

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
Face Amount (000)		Value (000)
Sovereign (cont'd)
3.50%, 1/25/50	$1,100	$801
4.95%, 1/5/36	900	892
		3,413
China (0.7%)
Corporate Bonds (0.7%)
Alibaba Group Holding Ltd.,
0.00%, 9/15/32	110	98
0.50%, 6/1/31	183	216
KWG Group Holdings Ltd., 7.88%, 8/30/24 (c)(d)	654	23
Longfor Group Holdings Ltd.,
3.95%, 9/16/29	572	481
4.50%, 1/16/28	200	177
Shimao Group Holdings Ltd.,
2.00% Cash, 3.00% PIK, 5.00%, 7/21/32 - 1/21/34 (a)(b)(c)(d)	785	11
5.00% Cash, 6.00% PIK, 11.00%, 7/21/31 (a)(b)(c)(d)	1,089	19
Sunac China Holdings Ltd., 0.00%, 6/23/28 (a)(c)(d)	460	76
Times China Holdings Ltd.,
0.00%, 3/30/27 (a)(c)(d)	1,122	8
0.00% Cash, 4.00% PIK, 4.00%, 3/30/29 (a)(b)(c)(d)	209	6
0.00% Cash, 4.20% PIK, 4.20%, 9/30/32 (a)(b)(c)(d)	781	21
		1,136
Colombia (3.0%)
Corporate Bonds (1.5%)
ABRA Global Finance, 6.00% Cash, 8.00% PIK, 14.00%, 10/22/29 (a)(b)	416	409
Avianca Midco 2 PLC,
9.00%, 12/1/28 (a)	349	357
9.50%, 1/28/31 (a)	200	197
9.63%, 2/14/30 (a)	304	301
Face Amount (000)			Value (000)

Banco Davivienda SA, 6.65%, 4/22/31 (g)		$651	$602
Banco de Occidente SA, 10.88%, 8/13/34		518	575
			2,441
Sovereign (1.5%)
Colombia Government International Bond,
3.13%, 4/15/31		550	488
5.63%, 2/26/44		1,000	866
7.75%, 11/7/36		900	983
			2,337
			4,778
Congo, Democratic Republic of the (0.4%)
Sovereign (0.4%)
DRC International Bond,
9.50%, 4/16/37		642	673
Costa Rica (0.7%)
Sovereign (0.7%)
Costa Rica Government International Bond,
6.55%, 4/3/34		1,100	1,176
Dominican Republic (2.4%)
Sovereign (2.4%)
Dominican Republic International Bond,
4.50%, 1/30/30		600	580
4.88%, 9/23/32		1,500	1,428
5.30%, 1/21/41		600	541
6.85%, 1/27/45 (a)		800	822
7.45%, 4/30/44 (a)		400	436
			3,807
Ecuador (1.1%)
Sovereign (1.1%)
Ecuador Government International Bond,
6.90%, 7/31/35 (f)		927	854
8.75%, 1/29/34 (a)		515	521
9.25%, 1/29/39 (a)		389	400
			1,775
Egypt (3.9%)
Sovereign (3.9%)
Egypt Government International Bond,
5.63%, 4/16/30	EUR	600	684
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
	Face Amount (000)		Value (000)
Sovereign (cont'd)
5.88%, 2/16/31		$200	$196
6.38%, 4/11/31	EUR	700	817
7.30%, 9/30/33		$300	300
7.90%, 2/21/48		207	190
8.50%, 1/31/47		800	785
8.63%, 2/4/30		207	222
8.75%, 9/30/51		1,336	1,325
8.88%, 5/29/50		1,792	1,791
			6,310
El Salvador (0.7%)
Sovereign (0.7%)
El Salvador Government International Bond,
7.65%, 6/15/35		216	224
8.25%, 4/10/32		450	482
9.25%, 4/17/30		212	229
9.65%, 11/21/54 (a)		229	263
			1,198
Ethiopia (1.4%)
Sovereign (1.4%)
Ethiopia International Bond,
6.63%, 12/11/24 (c)(d)		2,047	2,233
Gabon (0.2%)
Sovereign (0.2%)
Gabon Government International Bond,
6.63%, 2/6/31		300	259
Georgia (1.1%)
Corporate Bonds (1.1%)
Bank of Georgia JSC, 9.50%, 7/16/29 (g)		830	882
TBC Bank JSC, 10.25%, 7/30/29 (g)		830	896
			1,778
Ghana (0.9%)
Corporate Bond (0.2%)
Tullow Holdco 2 Ltd.,
PIK, 15.00%, 11/15/28 (b)		335	337
Face Amount (000)			Value (000)
Sovereign (0.7%)
Ghana Government International Bond,
0.00%, 7/3/26 (c)(d)		$37	$37
5.00%, 7/3/29 - 7/3/35 (c)(d)(f)		1,212	1,144
			1,181
			1,518
Greece (0.1%)
Corporate Bond (0.1%)
Piraeus Bank SA,
6.13%, 10/15/32 (g)	EUR	200	230
Guatemala (1.0%)
Sovereign (1.0%)
Guatemala Government Bond,
3.70%, 10/7/33		$400	357
5.38%, 4/24/32		700	703
6.55%, 2/6/37		500	535
			1,595
Guyana (0.1%)
Corporate Bond (0.1%)
Secure International Finance Co., Inc.,
10.00%, 6/3/29 (a)		148	149
Honduras (0.3%)
Sovereign (0.3%)
Honduras Government International Bond,
8.63%, 11/27/34		350	406
Hungary (2.0%)
Sovereign (2.0%)
Hungary Government International Bond,
5.25%, 6/16/29		600	608
5.38%, 9/26/30		400	406
5.50%, 6/16/34 - 3/26/36		1,000	1,008
6.25%, 9/22/32		1,200	1,270
			3,292
India (0.6%)
Sovereign (0.6%)
Export-Import Bank of India,
3.88%, 2/1/28		500	493
5.00%, 1/12/36		500	492
			985

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
Face Amount (000)		Value (000)
Iraq (0.1%)
Sovereign (0.1%)
Iraq International Bond,
5.80%, 1/15/28	$103	$102
Ivory Coast (0.7%)
Sovereign (0.7%)
Ivory Coast Government International Bond,
8.25%, 1/30/37	1,001	1,108
Jamaica (0.6%)
Corporate Bond (0.4%)
NCB Financial Group Ltd.,
11.00%, 7/31/30 (a)	620	654
Senior Loan Interests (0.2%)
Digicel International Finance Ltd.,
2026 Term Loan B, 3 Month SOFR + 4.50%, 8.23%, 8/6/32 (e)	246	248
		902
Jordan (0.5%)
Sovereign (0.5%)
Jordan Government International Bond,
5.75%, 11/12/32	830	820
Kazakhstan (1.0%)
Corporate Bonds (1.0%)
Bank RBK JSC, 7.70%, 5/19/31	615	607
ForteBank JSC,
7.75%, 2/4/30 (a)	446	460
9.75%, 11/3/30 (g)	538	557
		1,624
Kenya (1.6%)
Sovereign (1.6%)
Republic of Kenya Government International Bond,
8.25%, 2/28/48	759	732
8.70%, 2/26/39	416	412
8.80%, 10/9/38	408	412
9.50%, 3/5/36	900	958
		2,514
Face Amount (000)		Value (000)
Kyrgyzstan (0.3%)
Corporate Bond (0.3%)
Eldik Bank OAO,
8.50%, 4/23/31	$410	$411
Lebanon (2.4%)
Sovereign (2.4%)
Lebanon Government International Bond,
5.80%, 4/14/20 (c)(d)	1,405	347
6.00%, 1/27/23 (c)(d)	745	184
6.10%, 10/4/22 (c)(d)	1,547	383
6.15%, 6/19/20 (c)(d)	135	33
6.20%, 2/26/25 (c)(d)	183	45
6.25%, 5/27/22 - 6/12/25 (c)(d)	743	184
6.38%, 3/9/20 (c)(d)	72	18
6.40%, 5/26/23 (c)(d)	2,898	718
6.60%, 11/27/26 (c)(d)	214	53
6.65%, 4/22/24 - 2/26/30 (c)(d)	1,790	444
6.75%, 11/29/27 (c)(d)	470	118
6.85%, 3/23/27 - 5/25/29 (c)(d)	2,781	701
7.00%, 12/3/24 - 3/23/32 (c)(d)	1,795	456
7.05%, 11/2/35 (c)(d)	113	29
7.25%, 3/23/37 (c)(d)	390	102
8.20%, 5/17/33 (c)(d)	123	33
8.25%, 4/12/21 (c)(d)	17	5
		3,853
Malaysia (1.8%)
Sovereign (1.8%)
Petronas Capital Ltd.,
2.48%, 1/28/32	1,500	1,340
4.55%, 4/21/50	520	455
5.34%, 4/3/35	1,000	1,025
		2,820
Mexico (3.9%)
Corporate Bonds (1.5%)
Banca Mifel SA, 9.25%, 5/14/31 (a)(g)	410	414
Banco Mercantil del Norte SA,
8.00%, 1/24/33 (a)(g)	245	246
8.38%, 5/20/31 (a)(g)	217	222
8.45%, 6/24/36 (a)(g)	265	266
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Braskem Idesa SAPI,
6.99%, 2/20/32 (c)(d)	$309	$195
7.45%, 11/15/29 (c)(d)	200	128
Fideicomiso Irrevocable de Administracion y Fuente de Pago Numero CIB/4323, 11.00% Cash, 2.00% PIK, 13.00%, 9/12/30 (c)(d)	804	349
Grupo Aeromexico SAB de CV, 8.63%, 11/15/31 (a)	413	424
Orbia Advance Corp. SAB de CV, 7.50%, 5/13/35	200	200
		2,444
Sovereign (2.4%)
Mexico Government International Bond,
4.40%, 2/12/52	560	402
5.85%, 7/2/32	400	405
6.00%, 5/7/36	770	769
Petroleos Mexicanos,
5.95%, 1/28/31	600	593
6.63%, 6/15/35	500	486
6.70%, 2/16/32	900	909
7.69%, 1/23/50	300	280
		3,844
		6,288
Mongolia (0.9%)
Corporate Bonds (0.6%)
Golomt Bank, 7.95%, 5/14/29	435	438
Mongolian Mining Corp., 8.44%, 4/3/30	200	204
State Bank JSC, 8.90%, 9/25/28	410	413
		1,055
Sovereign (0.3%)
Mongolia Government International Bond,
6.63%, 2/25/30	400	412
		1,467
Face Amount (000)			Value (000)
Montenegro (0.4%)
Sovereign (0.4%)
Montenegro Government International Bond,
4.88%, 4/1/32	EUR	600	$697
Morocco (0.5%)
Sovereign (0.5%)
Morocco Government International Bond,
3.00%, 12/15/32		$500	440
4.00%, 12/15/50 (a)		400	289
			729
Mozambique (0.3%)
Sovereign (0.3%)
Mozambique International Bond,
9.00%, 9/15/31 (f)		579	512
Nicaragua (0.2%)
Corporate Bond (0.2%)
Polaris Renewable Energy, Inc.,
9.50%, 12/3/29		375	394
Nigeria (2.1%)
Corporate Bond (0.5%)
Dangote Fertiliser Ltd.,
7.75%, 5/5/31		850	856
Sovereign (1.6%)
Nigeria Government International Bond,
7.70%, 2/23/38		350	358
7.88%, 2/16/32		470	491
8.38%, 3/24/29		400	421
10.38%, 12/9/34		1,100	1,309
			2,579
			3,435
Oman (2.2%)
Sovereign (2.2%)
Oman Government International Bond,
5.38%, 3/8/27		200	201
6.00%, 8/1/29		300	310
6.25%, 1/25/31		1,890	1,993
6.75%, 1/17/48		500	549
7.38%, 10/28/32		500	566
			3,619

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
Face Amount (000)		Value (000)
Pakistan (0.5%)
Sovereign (0.5%)
Pakistan Government International Bond,
7.38%, 4/8/31	$728	$734
Panama (2.2%)
Senior Loan Interests (0.3%)
Coral-U.S. Co-Borrower LLC,
2025 Term Loan B7, 3 Month SOFR + 3.25%, 6.92%, 1/31/32 (e)	410	399
Sovereign (1.9%)
Panama Government International Bond,
3.16%, 1/23/30	1,000	943
3.30%, 1/19/33	740	657
5.66%, 2/23/38	990	989
6.40%, 2/14/35	500	529
		3,118
		3,517
Paraguay (0.4%)
Corporate Bond (0.0%)‡
Frigorifico Concepcion SA,
7.70%, 7/21/28	229	36
Senior Loan Interests (0.1%)
Frigorifico Concepcion SA,
Term Loan B, 3 Month SOFR + 5.50%, 9.33%, 12/8/26 (e)	506	78
Sovereign (0.3%)
Paraguay Government International Bond,
6.00%, 2/9/36	500	524
		638
Peru (2.2%)
Corporate Bond (0.5%)
Auna SA,
10.00%, 12/18/29 (a)	731	778
Sovereign (1.7%)
Peruvian Government International Bond,
3.00%, 1/15/34	2,200	1,909
3.30%, 3/11/41	500	388
5.88%, 8/8/54	400	399
		2,696
		3,474
	Face Amount (000)		Value (000)
Philippines (2.2%)
Sovereign (2.2%)
Philippine Government International Bond,
4.75%, 3/5/35		$1,200	$1,164
5.00%, 7/17/33		1,500	1,502
5.50%, 1/17/48		500	482
6.38%, 1/15/32		400	432
			3,580
Romania (2.2%)
Sovereign (2.2%)
Romanian Government International Bond,
1.75%, 7/13/30	EUR	148	154
2.00%, 4/14/33		118	111
5.75%, 3/24/35		$1,700	1,649
5.88%, 7/11/32	EUR	288	346
6.13%, 10/7/37		404	471
7.50%, 2/10/37		$800	866
			3,597
Senegal (0.2%)
Sovereign (0.2%)
Senegal Government International Bond,
6.25%, 5/23/33		247	132
7.75%, 6/10/31		233	126
			258
Serbia (0.4%)
Sovereign (0.4%)
Serbia International Bond,
2.05%, 9/23/36	EUR	432	393
2.13%, 12/1/30		$300	262
			655
Singapore (0.6%)
Senior Loan Interests (0.6%)
HGDC Holdings Ltd., Term Loan, 3 Month SOFR + 4.85%, 8.58%, 3/31/29		620	623
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
Face Amount (000)		Value (000)
Senior Loan Interests (cont'd)
Princeton Digital Group Ltd.,
1st Lien Term Loan, 3 Month SOFR + 5.50%, 9.15%, 12/1/26	$114	$114
Term Loan, 3 Month SOFR + 4.65%, 8.31%, 5/6/29	286	285
		1,022
South Africa (0.2%)
Corporate Bond (0.2%)
Sasol Financing USA LLC,
8.75%, 4/10/33	350	363
Sri Lanka (0.9%)
Sovereign (0.9%)
Sri Lanka Government International Bond,
3.10%, 1/15/30 (a)(c)(d)(f)	320	327
3.35%, 3/15/33 (a)(c)(d)(f)	104	100
3.60%, 6/15/35 - 2/15/38 (a)(c)(d)(f)	854	853
4.00%, 4/15/28 (a)(c)(d)	223	215
		1,495
Suriname (2.2%)
Senior Loan Interests (0.2%)
Staatsolie Maatschappij Suriname NV,
2025 Term Loan, 3 Month SOFR + 5.50%, 9.17%, 5/24/32 (e)	257	261
Sovereign (2.0%)
Suriname Government International Bond,
7.70%, 11/6/30 (a)(c)(d)	782	816
8.50%, 11/6/35 (a)(c)(d)	2,225	2,439
		3,255
		3,516
Tanzania, United Republic Of (3.2%)
Senior Loan Interests (3.2%)
Tanzania,
2024 Term Loan A2, 6 Month SOFR + 5.45%, 9.07%, 2/27/31 (e)	5,091	5,104
	Face Amount (000)		Value (000)
Togo (0.5%)
Corporate Bonds (0.5%)
Ecobank Transnational, Inc.,
10.13%, 10/15/29 (a)		$787	$854
Trinidad And Tobago (0.1%)
Sovereign (0.1%)
Trinidad & Tobago Government International Bond,
5.95%, 1/14/31		200	203
Turkey (4.1%)
Corporate Bonds (1.3%)
Akbank TAS,
8.25%, 12/8/36		200	202
9.37%, 3/14/29 (g)		400	409
Guermat Elektrik Ueretim AS, 10.75%, 5/21/35		420	418
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36		276	280
Limak Yenilenebilir Enerji AS, 9.63%, 8/12/30 (a)		257	257
Sampa Finance & Investment BV, 9.50%, 7/7/31 (h)	EUR	436	494
			2,060
Sovereign (2.8%)
Turkiye Government International Bond,
5.75%, 5/11/47		$840	682
6.88%, 3/17/36		840	838
9.13%, 7/13/30		2,000	2,205
9.38%, 1/19/33		720	822
			4,547
			6,607
Ukraine (3.7%)
Corporate Bonds (0.7%)
Kernel Holding SA, 6.75%, 10/27/27		613	598
MHP Lux SA,
6.25%, 9/19/29		243	226
10.50%, 7/28/29		200	209
			1,033

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)
Face Amount (000)		Value (000)
Sovereign (3.0%)
Ukraine Government International Bond,
0.00%, 2/1/30 (c)(d)(f)	$42	$30
3.00%, 2/1/34 - 2/1/36 (c)(d)(f)	596	344
4.00%, 2/1/32 (c)(d)(f)	746	618
4.50%, 2/1/29 - 2/1/36 (c)(d)(f)	5,446	3,863
		4,855
		5,888
United Arab Emirates (0.2%)
Corporate Bond (0.2%)
Alpha Star Holding X Ltd.,
6.13%, 8/5/29	392	378
Uruguay (1.3%)
Sovereign (1.3%)
Uruguay Government International Bond,
5.10%, 6/18/50	500	469
5.44%, 2/14/37	1,600	1,644
		2,113
Uzbekistan (1.0%)
Corporate Bonds (0.4%)
Aloqabank JSC, 7.70%, 5/18/31	200	200
Uzbek Industrial & Construction Bank ATB, 9.45%, 10/23/30 (g)	400	418
		618
Sovereign (0.6%)
Republic of Uzbekistan International Bond,
6.90%, 2/28/32	1,000	1,069
		1,687
Venezuela (5.0%)
Sovereign (5.0%)
Petroleos de Venezuela SA,
0.00%, 10/20/27 (c)(d)	686	799
5.38%, 4/12/27 (c)(d)	1,175	433
6.00%, 10/28/22 - 11/15/26 (c)(d)	3,907	1,454
8.50%, 10/27/20 (c)(d)	544	571
9.00%, 11/17/21 (c)(d)	877	384
9.75%, 5/17/35 (c)(d)	1,181	528
12.75%, 2/17/22 (c)(d)	822	412
Face Amount (000)		Value (000)

Venezuela Government International Bond,
6.00%, 12/9/20 (c)(d)	$601	$257
7.00%, 12/1/18 - 3/31/38 (c)(d)	549	239
7.65%, 4/21/25 (c)(d)	594	267
7.75%, 10/13/19 (c)(d)	1,028	457
8.25%, 10/13/24 (c)(d)	591	269
9.00%, 5/7/23 (c)(d)	807	384
9.25%, 9/15/27 - 5/7/28 (c)(d)	833	411
9.38%, 1/13/34 (c)(d)	67	33
11.75%, 10/21/26 (c)(d)	368	203
11.95%, 8/5/31 (c)(d)	400	218
12.75%, 8/23/22 (c)(d)	982	550
13.63%, 8/15/18 (c)(d)	208	120
		7,989
Zambia (0.1%)
Sovereign (0.1%)
Zambia Government International Bond,
5.75%, 6/30/33 (c)(d)(f)	154	152
Total Fixed Income Securities (Cost $152,132)		155,186

	Shares
Common Stocks (0.1%)
China (0.1%)
Shimao Group Holdings Ltd. (i)(j)	203,608	2
Sunac China Holdings Ltd. (i)(j)	713,392	56
		58
Hong Kong (0.0%)‡
Times China Holdings Ltd. (j)	528,816	2
TOTAL COMMON STOCKS (Cost $210)		60

No. of Warrants
Warrants (0.0%)‡
Venezuela (0.0%)‡
Venezuela Government International Bond, Oil-Linked Payment Obligation expires 4/15/20 (e)(g)(j) (Cost $—)	5,450	22
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)

	Shares	Value (000)
Short-Term Investments (3.4%)
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 3.52% (See Note E) (Cost $4,880)	4,879,687	$4,880

Face Amount (000)
United States (0.4%)
U.S. Treasury Security (0.4%)
U.S. Treasury Bill, 3.8%, 12/3/26 (k)(l) (Cost $674)	$685	674
Total Short-Term Investments (Cost $5,554)		5,554
TOTAL INVESTMENTS (99.9%) (Cost $157,896)(m)(n)(o)(p)		160,822
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		238
NET ASSETS (100.0%)		$161,060
Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.
‡	Amount is less than 0.05%.
(a)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	Income may be paid in additional securities and/or cash at the discretion of the issuer.
(c)	Issuer in bankruptcy.
(d)	Non-income producing security; bond in default.
(e)
Floating or variable rate securities: The rates disclosed
are as of June 30, 2026. For securities based on a
published reference rate and spread, the reference rate
and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be
based on a published reference rate and spread but are
determined by the issuer or agent and are based on
current market conditions. These securities do not
indicate a reference rate and spread in their description in the Portfolio of Investments.

(f)	Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of June 30, 2026. Maturity date disclosed is the ultimate maturity date.
(g)
Perpetual — One or more securities do not have a
predetermined maturity date. Rates for these securities
are fixed for a period of time after which they revert to a
floating rate. Interest rates in effect are as of June 30,
2026.

(h)	When-issued security.
(i)	Security trades on the Hong Kong exchange.
(j)	Non-income producing security.
(k)	Rate shown is the yield to maturity at June 30, 2026.
(l)	All or a portion of the security was pledged to cover margin requirements for swap agreements.
(m)	Securities are available for collateral in connection with purchase of when-issued securities, open foreign currency forward exchange contracts, futures contracts and swap agreements.
(n)
The approximate fair value and percentage of net assets,
$61,000 and less than 0.05%, respectively, represent the
securities that have been fair valued under the fair
valuation policy for international investments as described
in Note A-1 within the Notes to Financial Statements.

(o)	At June 30, 2026, the Fund had unfunded loan commitments of $2,809,000, which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments (000)	Value (000)	Unrealized Appreciation (000)
Staatsolie Maatschappij Suriname NV	$2,444	$2,444	$0
VMOS SA	365	365	0
	$2,809	$2,809	$0

(p)
At June 30, 2026, the aggregate cost for federal income
tax purposes approximates the aggregate cost for book
purposes. The aggregate gross unrealized appreciation is
approximately $10,369,000 and the aggregate gross
unrealized depreciation is approximately $6,509,000,
resulting in net unrealized appreciation of approximately
$3,860,000.

EUR	Euro
EURIBOR	Euro Interbank Offered Rate.
JSC	Joint Stock Company.
PIK	Payment-in-Kind.
SOFR	Secured Overnight Financing Rate.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)

Foreign Currency Forward Exchange Contracts:
The Fund had the following foreign currency forward exchange contracts open at June 30, 2026:
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	EUR	264		$306	7/10/26	$4
Goldman Sachs International		$149	EUR	130	7/10/26	1
HSBC Bank PLC	EUR	427		$485	7/10/26	(4)
HSBC Bank PLC		$485	EUR	427	7/7/26	4
JPMorgan Chase Bank NA	EUR	1,550		$1,810	7/10/26	38
JPMorgan Chase Bank NA	EUR	448		$521	7/10/26	9
JPMorgan Chase Bank NA	EUR	1,500		$1,744	7/10/26	30
JPMorgan Chase Bank NA	EUR	426		$496	7/10/26	8
JPMorgan Chase Bank NA	EUR	723		$841	7/10/26	14
JPMorgan Chase Bank NA	EUR	536		$623	7/10/26	11
JPMorgan Chase Bank NA	EUR	887		$1,032	7/10/26	18
JPMorgan Chase Bank NA	EUR	1,313		$1,527	7/10/26	26
JPMorgan Chase Bank NA	EUR	198		$230	7/10/26	4
JPMorgan Chase Bank NA	EUR	595		$692	7/10/26	12
JPMorgan Chase Bank NA		$454	EUR	400	7/10/26	3
						$178

Futures Contracts:
The Fund had the following futures contracts open at June 30, 2026:
	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	40	9/30/26		$8,000	$8,245	$(4)
U.S. Treasury 10 yr. Ultra Note (United States)	79	9/21/26		7,900	8,885	112
U.S. Treasury Long Bond (United States)	103	9/21/26		10,300	11,691	302
Ultra U.S. Treasury Bond (United States)	109	9/21/26		10,900	12,661	426
Short:
Euro-Buxl 30 yr. Bond Index (Germany)	2	9/8/26	EUR	(200)	(254)	(7)
German Euro-Bobl Index (Germany)	31	9/8/26		(3,100)	(4,087)	(18)
German Euro-Bund Index (Germany)	11	9/8/26		(1,100)	(1,600)	(22)
German Euro-Schatz Index (Germany)	23	9/8/26		(2,300)	(2,785)	(7)
U.S. Treasury 5 yr. Note (United States)	24	9/30/26		$(2,400)	(2,569)	(3)
U.S. Treasury 10 yr. Note (United States)	96	9/21/26		(9,600)	(10,550)	(76)
						$703
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)

Centrally Cleared Credit Default Swap Agreements:
The Fund had the following centrally cleared credit default swap agreements open at June 30, 2026:
Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Egypt Government International Bonds	NR	Sell	1.00%	Quarterly	12/20/28	$303	$(8)	$(46)	$38
Petrobras Global Finance BV	NR	Buy	1.00	Quarterly	6/20/31	2,896	40	63	(23)
							$32	$17	$15

OTC Credit Default Swap Agreements:
The Fund had the following OTC credit default swap agreements open at June 30, 2026:
Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (000)
Goldman Sachs International Petroleos Mexicanos	NR	Sell	1.00%	Quarterly	6/20/27	$1,030	$(—@ )	$(14)	$14
JPMorgan Chase Bank NA Petroleos Mexicanos	NR	Sell	1.00	Quarterly	6/20/27	456	(—@ )	(7)	7
Barclays Bank PLC Petroleos Mexicanos	NR	Sell	1.00	Quarterly	12/20/26	914	1	(5)	6
Barclays Bank PLC Petroleos Mexicanos	NR	Sell	1.00	Quarterly	6/20/27	686	(—@ )	(10)	10
Barclays Bank PLC Petroleos Mexicanos	NR	Sell	1.00	Quarterly	6/20/27	150	(—@ )	(2)	2
Barclays Bank PLC Ecuador Government International Bonds	NR	Buy	5.00	Quarterly	12/20/26	57	(1)	(—@ )	(1)
							$—@	$(38)	$38

†	Credit rating as issued by Standard & Poor’s.
@	Value is less than $500.

NR	—Not rated.
EUR	—Euro

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio of Investments (cont'd)
Portfolio Composition
Classification	Percentage of Total Investments
Sovereign	70.0%
Corporate Bonds	20.6
Senior Loan Interests	5.9
Other*	3.5
Total Investments	100.0%**

*	Industries and/or investment types representing less than 5% of total investments.
**
Does not include open futures contracts with a value of approximately
$63,327,000 and net unrealized appreciation of approximately
$703,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $178,000.
Also does not include open swap agreements with net unrealized appreciation of approximately $53,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Financial Statements

Statement of Assets and Liabilities	June 30, 2026 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $153,016)	$155,942
Investment in Security of Affiliated Issuer, at Value (Cost $4,880)	4,880
Total Investments in Securities, at Value (Cost $157,896)	160,822
Interest Receivable	2,790
Unrealized Appreciation on Swap Agreements	39
Receivable for Investments Sold	1,176
Receivable for Variation Margin on Futures Contracts	1,084
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	182
Cash	109
Receivable from Affiliate	17
Other Assets	26
Total Assets	166,245
Liabilities:
Dividends Declared	3,035
Payable for Investments Purchased	1,201
Deferred Capital Gain Country Tax	546
Payable for Advisory Fees	134
Payable to Bank	107
Payable for Custodian Fees	48
Payable for Professional Fees	40
Upfront Payment Received on Open Swap Agreements	38
Payable for Administration Fees	5
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	4
Payable for Stockholder Servicing Agent Fees	4
Unrealized Depreciation on Swap Agreements	1
Payable for Variation Margin on Swap Agreements	1
Other Liabilities	21
Total Liabilities	5,185
Commitments and Contingencies (See Note 6)
Net Assets
Applicable to 20,231,283 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$161,060
Net Asset Value Per Share	$7.96
Net Assets Consist of:
Common Stock	$202
Paid-in-Capital	231,544
Total Accumulated Loss	(70,686)
Net Assets	$161,060

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2026 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$7,138
Dividends from Security of Affiliated Issuer (Note E)	153
Dividends from Securities of Unaffiliated Issuers	10
Total Investment Income	7,301
Expenses:
Advisory Fees (Note B)	804
Professional Fees	113
Administration Fees (Note C)	64
Custodian Fees (Note D)	40
Stockholder Reporting Expenses	25
Stockholder Servicing Agent Fees	8
Directors' Fees and Expenses	2
Other Expenses	21
Total Expenses	1,077
Waiver of Administration Fees (Note C)	(33)
Rebate from Morgan Stanley Affiliate (Note E)	(8)
Net Expenses	1,036
Net Investment Income	6,265
Realized Gain (Loss):
Investments Sold (Net of Capital Gain Country Tax $18)	4,685
Foreign Currency Forward Exchange Contracts	264
Foreign Currency Transaction	(108)
Futures Contracts	(1,231)
Swap Agreements	18
Net Realized Gain	3,628
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $72)	(3,314)
Foreign Currency Forward Exchange Contracts	264
Foreign Currency Translation	(56)
Futures Contracts	997
Swap Agreements	(22)
Net Change in Unrealized Appreciation (Depreciation)	(2,131)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,497
Net Increase in Net Assets Resulting from Operations	$7,762
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026
Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2026 (unaudited) (000)	Year Ended December 31, 2025 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,265	$11,203
Net Realized Gain (Loss)	3,628	(4,612)
Net Change in Unrealized Appreciation (Depreciation)	(2,131)	14,540
Net Increase in Net Assets Resulting from Operations	7,762	21,131
Dividends and Distributions to Stockholders	(5,867)	(14,490)
Paid-in-Capital	—	(272)
Capital Share Transactions:
Subscribed (0 and 32,178 shares)	—	241
Net Increase in Net Assets Resulting from Capital Share Transactions	—	241
Total Increase	1,895	6,610
Net Assets:
Beginning of Period	159,165	152,555
End of Period	$161,060	$159,165

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026
Financial Highlights
Selected Per Share Data and Ratios
	Six Months Ended June 30,2026 (unaudited)	Year Ended December 31,
		2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.87	$7.55	$7.66	$7.56	$9.89	$10.57
Net Investment Income(1)	0.31	0.55	0.95	0.64	0.53	0.45
Net Realized and Unrealized Gain (Loss)	0.07	0.50	(0.14)	0.21	(2.38)	(0.68)
Total from Investment Operations	0.38	1.05	0.81	0.85	(1.85)	(0.23)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.72)	(0.92)	(0.74)	(0.48)	(0.45)
Paid-in-Capital	—	(0.01)	—	(0.02)	—	—
Total Distributions	(0.29)	(0.73)	(0.92)	(0.76)	(0.48)	(0.45)
Anti-Dilutive Effect of Share Repurchase Program	—	—	—	0.01	—	—
Net Asset Value, End of Period	$7.96	$7.87	$7.55	$7.66	$7.56	$9.89
Per Share Market Value, End of Period	$7.30	$7.39	$7.70	$6.95	$6.54	$9.01
TOTAL INVESTMENT RETURN:(2)
Market Value	2.70%(3)	5.83%	24.96%	19.11%	(22.05)%	2.21%
Net Asset Value	5.03%(3)	15.09%	11.31%	13.42%	(17.91)%	(1.71)%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$161,060	$159,165	$152,555	$154,596	$154,212	$201,588
Ratio of Expenses Before Expenses Waived by Administrator	1.36%(4)	1.42%	1.37%	1.38%	1.25%	1.23%
Ratio of Expenses After Expenses Waived by Administrator	1.29%(4)(5)	1.36%(5)	1.32%(5)	1.34%(5)	1.21%(5)	1.18%(5)
Ratio of Net Investment Income	7.79%(4)(5)	7.21%(5)	12.24%(5)	8.48%(5)	6.49%(5)	4.37%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%(4)	0.01%	0.01%	0.01%	0.01%	0.00%(6)
Portfolio Turnover Rate	54%(3)	121%	137%	116%	77%	26%

(1)	Per share amount is based on average shares outstanding.
(2)
Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the
Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(3)	Not annualized.
(4)	Annualized.
(5)
The Ratio of Expenses After Expenses Waived by Administrator and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements
Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Fund’s primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation. The Fund seeks to achieve its investment objectives by investing in debt securities of government and government-related issuers located in emerging countries, of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers in or organized under the laws of emerging countries. Under normal circumstances, the Fund invests at least 80% of its managed assets in emerging markets debt. The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. Morgan Stanley Investment Management Inc. (the “Adviser”) and Morgan Stanley Investment Management Limited (the “Sub-Adviser”) may engage with management of certain issuers regarding corporate governance practices as well as what the Fund’s Adviser and Sub-Adviser deem to be materially important environmental and/or social issues facing a company. To the extent that the Fund invests in derivative instruments that (the Adviser or Sub-Adviser believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of meeting the Fund’s investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.
The Fund applies investment company accounting and reporting guidance Accounting Standards Codification (“ASC”) Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
A.Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
1.Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser and/or the Sub-Adviser determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) over-the-counter (“OTC”) swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) foreign exchange transactions (“spot contracts”) and foreign exchange forward contracts (“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day.
In connection with Rule 2a-5 of the Act, the Directors have designated the Fund’s Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
2.Fair Value Measurement: Financial Accounting Standards Board (“FASB”) ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
the three broad levels listed below:
•Level 1 – unadjusted quoted prices in active markets for identical investments
•Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.
The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2026:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$33,122	$—	$33,122

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Senior Loan Interests	$—	$9,444	$—	$9,444
Sovereign	—	112,620	—	112,620
Total Fixed Income Securities	—	155,186	—	155,186
Common Stocks
Real Estate Management & Development	—	60	—	60
Warrants	—	22	—	22
Short-Term Investments
U.S. Treasury Security	—	674	—	674
Investment Company	4,880	—	—	4,880
Total Short- Term Investments	4,880	674	—	5,554
Foreign Currency Forward Exchange Contracts	—	182	—	182
Futures Contracts	840	—	—	840
Centrally Cleared Credit Default Swap Agreement	—	38	—	38
OTC Credit Default Swap Agreements	—	39	—	39
Total Assets	5,720	156,201	—	161,921
Liabilities:
Foreign Currency Forward Exchange Contract	—	(4)	—	(4)
Futures Contracts	(137)	—	—	(137)

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Centrally Cleared Credit Default Swap Agreement	$—	$(23)	$—	$(23)
OTC Credit Default Swap Agreement	—	(1)	—	(1)
Total Liabilities	(137)	(28)	—	(165)
Total	$5,583	$156,173	$—	$161,756
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.
3.Foreign Currency Translation and Foreign
Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:
—
investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;
—
investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.
Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.
A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
4.Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or the
Sub-Adviser seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.
Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:
Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks and brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract (“currency contract”) is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.
Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin) and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contract. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.
Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission (“CFTC”) approval of contracts for central clearing and exchange trading.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
The Fund’s use of swaps during the period included those based on the credit of an underlying security commonly referred to as “credit default swaps.” The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.
When the Fund has an unrealized loss on an OTC swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with “Due from (to) Broker” in the Statement of Assets and Liabilities.
Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. For OTC swap once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreement in the the Statement Operations, in addition to any realized gains (loss) recorded upon the termination of swap agreements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
FASB ASC 815, “Derivatives and Hedging” (“ASC 815”), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following tables set forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2026:
	Asset Derivatives Statements of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$ 182
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	840(1)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	38(1)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	39
Total			$1,099

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$ (4)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(137)(1)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	(23)(1)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(1)
Total			$(165)

(1)
This amount represents the cumulative appreciation (depreciation)
as reported in the Portfolio of Investments. The Statement of
Assets and Liabilities only reflects the current day’s net variation margin.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2026 in accordance with ASC 815:
Net Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$ 264
Interest Rate Risk	Future Contracts	(1,231)
Credit Risk	Swap Agreements	18
Total		$(949)

Net Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$ 264
Interest Rate Risk	Future Contracts	997
Credit Risk	Swap Agreements	(22)
Total		$1,239
At June 30, 2026, the Fund’s derivative assets and liabilities are as follows:
Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets (000)(b)	Liabilities (000)(b)
Foreign Currency Forward Exchange Contracts	$182	$(4)
Swap Agreements	39	(1)
Total	$221	$(5)

(a)	Excludes exchange-traded derivatives.
(b)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to,

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or denied.
The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2026:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$18	$(1)	$—	$17
Goldman Sachs International	19	—	—	19
HSBC Bank PLC	4	(4)	—	0
JPMorgan Chase Bank NA	180	—	—	180
Total	$221	$(5)	$—	$216

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$1	$(1)	$—	$0
HSBC Bank PLC	4	(4)	—	0
Total	$5	$(5)	$—	$0
For the six months ended June 30, 2026, the average monthly amount outstanding for each derivative type is as follows:
Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$15,810,000
Futures Contracts:
Average monthly notional value	$93,531,000
Swap Agreements:
Average monthly notional amount	$6,900,000

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
5.Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.
6.Senior Loans: Senior Loans are typically structured by a syndicate of lenders (“Lenders”), one or more of which administers the Senior Loan on behalf of the Lenders (“Agent”). Lenders may sell interests in Senior Loans to third parties (“Participations”) or may assign all or a portion of their interest in a Senior Loan to third parties (“Assignments”). Senior Loans are exempt from registration under the Securities Act of 1933. Presently,Senior Loans are not readily marketable and are often subject to restrictions on resale.
The Fund’s investment in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.
7.Indemnifications: The Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
8.Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.
9.Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.
10.Segment Reporting: The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Financial Statements. The Fund’s President acts as the Fund’s Chief Operating Decision Maker (“CODM”), who is responsible for assessing the performance of the Fund’s single segment and deciding

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.
B.Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund’s average weekly net assets.
The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
C.Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund’s average daily net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2026, approximately $33,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
D.Custodian Fees: State Street (the “Custodian”) also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.
E.Security Transactions and Transactions with
Affiliates: For the six months ended June 30, 2026, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $81,037,000 and $81,492,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2026.
The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the six months ended June 30, 2026, advisory fees paid were reduced by approximately $8,000 relating to the Fund’s investment in the Liquidity Fund.
A summary of the Fund’s transactions in shares of affiliated investments during the six months ended June 30, 2026 is as follows:
Affiliated Investment Company	Value December 31, 2025 (000)	Purchases At Cost (000)	Proceeds From Sales (000)	Dividend Income (000)
Liquidity Fund	$5,612	$47,672	$48,404	$153

Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2026 (000)
Liquidity Fund	$—	$—	$4,880
Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.
The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.
F.Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.
The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.
During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund’s financial statement presentation or disclosure.
FASB ASC 740-10, “Income Taxes — Overall”, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other Expenses” in the Statement of Operations. Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the state departments of revenue and by foreign tax authorities.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2025 and 2024 was as follows:
2025 Distributions Paid From:		2024 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$14,490	$272	$18,476	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.
Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.
Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2025:
Total Accumulated Loss (000)	Paid-in Capital (000)
$44	$(44)

At December 31, 2025, the Fund had no distributable earnings on a tax basis.
At December 31, 2025, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $5,819,000 and $72,284,000, respectively, that do not have an expiration date.
To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.
Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2025, the Fund intends to defer to January 1, 2026 for U.S. federal income tax purposes the following losses:
Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$138	$—
G.Other: As permitted by the Fund’s offering prospectus, on October 8, 2007, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their NAV. During the six months ended June 30, 2026, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 4,582,604 of its shares at an average discount of 14.49% from NAV. The Directors regularly monitor the Fund’s share repurchase program as part of their review and consideration of the Fund’s premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.
At June 30, 2026, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 14.1%.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Notes to Financial Statements (cont'd)
H.Results of Annual Meeting of Stockholders: On June 25, 2026, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:
Election of Directors by all stockholders:
	For	Against
Frances L. Cashman	14,402,092	687,337
Kathleen A. Dennis	13,870,725	1,218,704
Patricia A. Maleski	14,346,944	742,485
I.Market and Geopolitical Risk: The value of an investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Advisory Agreement Approval
Nature, Extent and Quality of Services
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser’s expense. The Board also considered the Adviser’s investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. (“Broadridge”).
The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.
Performance, Fees and Expenses of the Fund
The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2025, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group averages for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were higher than but close to its peer group averages. After discussion, the Board concluded that the Fund’s (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.
Economies of Scale
The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Advisory Agreement Approval (cont'd)
Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.
Profitability of the Adviser and Affiliates
The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.
Other Benefits of the Relationship
The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.
Resources of the Adviser and Historical Relationship Between the Fund and the Adviser
The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.
Other Factors and Current Trends
The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.
General Conclusion
After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Advisory Agreement Approval (cont'd)
Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Portfolio Management
The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Sahil Tandon, a Managing Director of the Sub-Adviser, Akbar Causer, Kyle Lee and Federico Sequeda, Managing Directors of the Adviser. Mr. Tandon has been associated with the Sub-Adviser in an investment management capacity since August 2019. Prior to August 2019, Mr. Tandon was associated with the Adviser in an investment capacity from 2004. Mr. Tandon began managing the Fund in October 2015. Mr. Causer has been associated with the Adviser or its affiliates in an investment management capacity since April 2017. Mr. Lee has been associated with the Adviser or its affiliates in an investment management capacity since July 2007. Mr. Sequeda has been associated with the Adviser or its affiliates in an investment management capacity since September 2010.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy
Derivatives
The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset,reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.
Loan Participation Notes. The Fund may invest in loan participation notes (“LPNs”), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.
Options.  If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaptions.  An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
Structured Investments.  The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement,based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. Ina cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Certain swaps have begun trading on exchanges or swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing of certain standardized swap transactions. Swaps subject to mandatory central clearing must be traded on an exchange or swap execution facility unless no exchange or swap execution facility “makes the swap available to trade.” The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract. When the Fund is the seller of a credit default swap

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.
Foreign Currency Forward Exchange Contracts
In connection with their investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Cybersecurity Risk
With the increased use of technologies such as the internet to conduct business, the Fund, the Adviser and Sub-Adviser, authorized participants, service providers and the relevant listing exchange, as applicable, are susceptible to operational, information security and related “cyber” risks both directly and through the service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
Cybersecurity failures by, or breaches of, the systems of the Adviser, Distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), exchanges, market participants, market makers, authorized participants or the issuers of securities in which the Fund invests, as applicable, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants, as applicable. The Fund and its shareholders could be negatively impacted as a result.
Foreign and Emerging Market Securities
Investments in foreign markets entail special risks, such as currency, political (including geopolitical), economic and market risks and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Emerging market countries may be subject to increased potential for

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
market manipulation and to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.
Chinese Fixed-Income Investments
The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect”), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed income investments available in China’s interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund’s performance. Investors who wish to participate in the Bond Connect do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Portfolio is therefore subject to the risk of default or errors on the part of such agents.
Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) via book entry omnibus accounts in the name of the Hong Kong

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
Monetary Authority Central Money Markets Unit maintained with China’s two clearinghouses for fixed-income securities. The Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with China’s two clearinghouses will instead only be reflected on the books of its Hong Kong sub-custodian. This record keeping system also subjects the Fund to various risks,including the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund’s ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund’s ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (“RMB”), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of interest income and capital gains payable to overseas investors currently is unsettled.
Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
ESG Investment Risk
To the extent that the Adviser considers ESG issues as a component in its investment decision-making process, the Fund’s performance may be impacted. Additionally, the Adviser’s consideration of ESG issues in its investment decision-making process may require subjective analysis and the ability of the Adviser to consider ESG issues may be difficult if data about a particular issuer (or obligor) is limited. The Adviser’s consideration of ESG issues may contribute to the Adviser’s decision to forgo opportunities to buy certain securities. ESG issues with respect to an issuer (or obligor) or the Adviser’s assessment of such may change over time.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. Price movements, sometimes

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions (i.e., increase the risk that the Fund will not be able to pay redemption proceeds within the allowable time period). In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market, or with respect to one company, may adversely impact other companies and other issuers, including those in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, the threat of and/or actual imposition of tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in inflation rates or expected inflation rates may adversely affect market and economic conditions, an issuer’s financial condition, the Fund’s investments and an investment in the Fund. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, the imposition of tariffs, trade restrictions or

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
similar actions by the U.S. or foreign governments (or retaliatory measures taken in response to such actions) and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on economies, financial markets, issuers and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Government and other public debt, including municipal obligations, can be adversely affected by changes in local and global economic conditions, including those that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments.
Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, particularly when such responses are unprecedented, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the price and performance of the Fund’s investments, reduce market liquidity, adversely affect and increase the volatility of markets and the Fund’s share price and exacerbate pre-existing political, social, financial and economic risks to the Fund and cause overall declines in the U.S. and global markets. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions (including monetary and/or fiscal actions intended to stimulate or stabilize the global economy) that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. Monetary and/or fiscal actions taken by U.S. or foreign governments may not be effective and could lead to increased market volatility. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.
Pricing of Securities
Certain of the Fund’s securities may be valued by an outside pricing service approved by the Board. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Investment Policy (cont'd)
transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.
Determination of NAV
The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Dividend Reinvestment and Cash Purchase Plan
Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3000, for investment in Fund shares.
Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.
Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:
Morgan Stanley Emerging Markets Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
1 (800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
Important Notices
Reporting to Shareholders
The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (“SEC”) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the Fund’s first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC’s website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).
In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund’s policy on portfolio holdings disclosure. You may obtain copies of the Fund’s monthly website postings by calling toll free 1(800) 231-2608.
Proxy Voting Policies and Procedures and Proxy Voting Record
A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html. This information is also available on the SEC’s web site at www.sec.gov.
Share Repurchase Program
You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
U.S. Customer Privacy Notice March 2026

FACTS	WHAT DOES MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (“MSIM”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■
Social Security number and income
■
investment experience and risk tolerance
■
checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don't share

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
U.S. Customer Privacy Notice (cont'd)March 2026

To limit our sharing
To limit sharing, call toll-free (844) 312-6327 or email: msimprivacy@morganstanley.com. Please include your name, address, and first three digits (and only the first three digits) of your account number in the email. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.
Please Note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
*MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.

Questions?	Call toll-free (844) 312-6327 or email: msimprivacy@morganstanley.com

Who we are
Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates (“MSIM”) (See Affiliates definition below.)

What we do
How does MSIM protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?
We collect your personal information, for example, when you
■
open an account or make deposits or withdrawals from
your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
U.S. Customer Privacy Notice (cont'd)March 2026

What we do
Why can’t I limit all sharing?
Federal law gives you the right to limit only
■
sharing for affiliates’ everyday business purposes —
information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional
rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions
Affiliates
Companies related by common ownership or control. They can
be financial and non-financial companies.
■
Our affiliates include registered investment advisers
such as Eaton Vance Management, Eaton Vance
Advisers International Ltd., Boston Management and
Research, Calvert Research and Management,
Atlanta Capital Management Company, LLC,
Parametric Portfolio Associates LLC, Morgan Stanley
Investment Management Co., Morgan Stanley
Investment Management Ltd; registered broker-
dealers such as Morgan Stanley Distribution, Inc. and
Eaton Vance Distributors, Inc. (collectively, the
“Investment Management Affiliates”); and registered
and unregistered funds sponsored by Morgan Stanley
Investment Management such as the registered
funds within Morgan Stanley Institutional Fund, Inc.
(together, the “Investment Management Affiliates”);
and companies with a Morgan Stanley name and
financial companies such as Morgan Stanley Smith
Barney LLC and Morgan Stanley & Co. (the “Morgan
Stanley Affiliates”).

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn’t jointly market

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2026 (unaudited)
U.S. Customer Privacy Notice (cont'd)March 2026

Other important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Directors
Frances L. Cashman
Kathleen A. Dennis, Vice Chairperson of the Board
Nancy C. Everett
Richard G. Gould III
Eddie A. Grier
Jakki L. Haussler
Dr. Manuel H. Johnson
Michael F. Klein, Chairperson of the Board
Patricia A. Maleski
W. Allen Reed
Officers
Deidre A. Downes
Chief Compliance Officer
John H. Gernon
President and Principal Executive Officer
Michael J. Key
Vice President
Deidre Walsh
Secretary and Chief Legal Officer
James F. Kirchner
Treasurer and Principal Financial Officer

Adviser and Administrator
Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036
Sub-Adviser
Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England
Custodian
State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114
Stockholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Counsel to the Independent Directors
Morgan, Lewis & Bockius LLP
One State Street
Hartford, Connecticut 06103
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free
1 (800) 231-2608 or visit our website at www.morganstanley.com/im/shareholderreports. All investments involve risks, including the possible loss of principal.
© 2026 Morgan Stanley
CEMSDSAN EXP 08.31.27

(b)	Not applicable.

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(a)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

This Information is disclosed as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required for this filing.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not required for this filing.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2026	—		N/A	N/A
February 2026	—		N/A	N/A
March 2026	—		N/A	N/A
April 2026	—		N/A	N/A
May 2026	—		N/A	N/A
June 2026	—		N/A	N/A
Total	—	—	N/A	N/A

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) For the Semi-Annual period ended June 30, 2026, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of Securities Lending Activities	Net Income from Securities Lending Activities
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1.	Gross Income includes income from the reinvestment of cash collateral.
2.	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3.	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4.	These administrative fees are not included in the revenue split.
5.	These indemnification fees are not included in the revenue split.

(b) Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Principal Financial Officer’s Section 302 certification.
(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Debt Fund, Inc.

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	August 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	August 21, 2026

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	August 21, 2026